Supplement Dated March 13, 2023
To The Updating Summary Prospectus Dated April 25, 2022 For

PERSPECTIVE II®
FLEXIBLE PREMIUM VARIABLE AND FIXED DEFERRED ANNUITY

Issued by
Jackson National Life Insurance Company of New York® through
JNLNY Separate Account I

This supplement updates the above-referenced updating summary prospectus. Please read and keep it together with your updating summary prospectus for future reference. To obtain an additional copy of the updating summary prospectus, please contact us at our Jackson of NY Customer Care Center, P.O. Box 24068, Lansing, Michigan, 48909-4068; 1-800-599-5651; www.jackson.com.

➢    Effective March 13, 2023, in the section titled "IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT", under "Ongoing Fees and Expenses (annual charges)", the maximum charge for a single optional benefit has been updated to 1.62% and the Highest Annual Cost has been updated to $5,409.

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(To be used with JMV21451NYUSP 04/22)

VPS00007 03/23